SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                            THE KEITH COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         California                   000-26561                  33-0203193
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                               19 Technology Drive
                            Irvine, California 92618
                    (Address of Principal Executive Offices)

                                 (949) 923-6001
                         (Registrant's Telephone Number)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     99.1 Press release dated May 8, 2003, regarding earnings for the first quarter of fiscal 2003 and earnings guidance.

ITEM 9. REGULATION FD DISCLOSURE

     This information, required by "Item 12. Results of Operations and Financial Condition," is being furnished under "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

     Reference is made to the press release of Registrant issued on May 8, 2003, regarding earnings for the first quarter of fiscal 2003 and earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2003                           THE KEITH COMPANIES, INC.


                                      By:  /S/ GARY C. CAMPANARO
                                         --------------------------------
                                         Gary C. Campanaro
                                         Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

EXHIBIT

99.1 Press release dated May 8, 2003, regarding earnings for the first quarter of fiscal 2003 and earnings guidance.





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